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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2006

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                     000-23090                  52-1660951
(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                 Number)              Identification No.)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

     The following information is furnished pursuant to Items 7.01 and 2.02 "Disclosure of Results of Operations and Financial Condition:"

     On August 1, 2006, the Registrant issued a press release relating to its earnings for the quarter and six months ended June 30, 2006. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit                           Description
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99.1       Press Release issued August 1, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CARROLLTON BANCORP

Date: August 3, 2006                            By: /s/ Robert A. Altieri
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                                                Name:  Robert A. Altieri
                                                Title: Chief Executive Officer
                                                       and President



Date: August 3, 2006                            By: /s/ James M. Uveges
                                                    -------------------
                                                Name:  James M. Uveges
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit                           Description
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99.1       Press Release issued August 1, 2006

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